Summary Prospectus Supplement

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 31, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2020

Global Real Estate Portfolio (the "Fund")

Effective January 1, 2021, Sven van Kemenade's title as portfolio manager of the Fund will be Managing Director of MSIM Fund Management (Ireland) Limited.

Please retain this supplement for future reference.

  IFIGRESUMPROSPT 12/20